AMENDMENT TO CALL OPTION AGREEMENT

THIS AMENDMENT TO CALL OPTION AGREEMENT (the “Amendment”) is made effective as of December 18, 2008 by and between Kexuan Yao, a resident of the People’s Republic of China (“Purchaser”) and Feng Gao, a resident of San Mateo, California (“Seller”). Seller and Purchaser may collectively be referred to as the “Parties”.

BACKGROUND

A.  Purchaser and Seller are the parties to that certain Call Option Agreement dated June 27, 2008 (the "Agreement"); and

B.  The parties desire to amend certain parts of the Agreement as set forth below.

NOW, THEREFORE, in consideration of the execution and delivery of the Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Section 1 of the Agreement is amended by deleting the defined terms “Condition 3” and “Condition 4” and replacing them with the following defined terms:

“Condition 3” means Armco and its Subsidiaries achieving not less than $4,000,000 in pre-tax profits, as determined under United States Generally Accepted Accounting Principles consistently applied (“US GAAP”) for the nine month period year ending September 30, 2008.

“Condition 4” means Armco and its Subsidiaries achieving not less than $40,000,000 in Gross Revenues, as determined under US GAAP for the nine month period year ending September 30, 2008.

2. This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Agreement. All initial capitalized terms used in this Amendment shall have the same meaning as set forth in the Agreement unless otherwise provided.  Except as specifically modified hereby, all of the provisions of the Agreement which are not in conflict with the terms of this Amendment shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Kexuan Yao By: /s/ Kexuan Yao Print Name: Kexuan Yao Date: 12/18/08	Feng Gao By: /s/ Feng Gao Print Name: _ Feng Gao Date: 12/18/2008